PROSPECTUS

                             [American Century Logo]
                                    American
                                  Century (sm)

                                SEPTEMBER 3, 1996
                             REVISED JANUARY 1, 1997

                                    AMERICAN
                                     CENTURY
                                      GROUP

                                 Capital Manager

                                  [front cover]

AMERICAN CENTURY INVESTMENTS
FAMILY OF FUNDS

American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your investment needs, American Century funds have been divided into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.

                          AMERICAN CENTURY INVESTMENTS

BENHAM GROUP(R)           AMERICAN CENTURY GROUP     TWENTIETH CENTURY(R) GROUP

MONEY MARKET FUNDS        ASSET ALLOCATION &         GROWTH FUNDS
GOVERNMENT BOND FUNDS     BALANCED FUNDS             INTERNATIONAL FUNDS
DIVERSIFIED BOND FUNDS    CONSERVATIVE EQUITY FUNDS
MUNICIPAL BOND FUNDS      SPECIALTY FUNDS

                          Capital Manager


                                   PROSPECTUS
                               SEPTEMBER 3, 1996
                            REVISED JANUARY 1, 1997

                                Capital Manager

AMERICAN  CENTURY  MANAGER  FUNDS

American Century Manager Funds is a part of American Century Investments, a family of funds that includes nearly 70 no-load mutual funds covering a variety of investment opportunities. One of the funds that diversifies its investments among U.S. and foreign stocks, bonds and money market instruments is described in this Prospectus. Its investment objective is listed on page 2 of this Prospectus. The other funds are described in separate prospectuses.

American Century offers investors a full line of no-load funds, investments that have no sales charges or commissions.

This Prospectus gives you information about the fund that you should know before investing. Please read this Prospectus carefully and retain it for future reference. Additional information is included in the Statement of Additional Information dated September 3, 1996 and filed with the Securities and Exchange Commission. It is incorporated into this Prospectus by reference. To obtain a copy without charge, call or write:

                          AMERICAN CENTURY INVESTMENTS
                       4500 Main Street o P.O. Box 419200
                Kansas City, Missouri 64141-6200 o 1-800-345-2021
                        International calls: 816-531-5575
                     Telecommunications Device for the Deaf:
                   1-800-634-4113 o In Missouri: 816-753-1865
                        Internet: www.americancentury.com

     Additional information, including this Prospectus and the Statement of Additional Information, may be obtained by accessing the Web site maintained by the SEC (www.sec.gov)

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus                                                                     1


INVESTMENT OBJECTIVE OF THE FUND

AMERICAN CENTURY CAPITAL MANAGER FUND

Capital Manager's investment objective is to seek to maximize total return (capital appreciation plus dividend income) consistent with prudent investment risk. The Fund seeks to achieve this objective by allocating its assets among
(1) U.S. equity securities, (2) U.S. fixed-income securities, (3) money market instruments, (4) foreign equity and fixed-income securities, and (5) securities of companies with substantial gold-related assets and natural resources linked investments.

   There is no assurance that the Fund will achieve its investment objective.

NO PERSON IS AUTHORIZED BY THE FUND TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN OTHER PRINTED OR WRITTEN MATERIAL ISSUED BY OR ON BEHALF OF THE FUND, AND YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATION.

2 Investment Objective                              American Century Investments


                               TABLE OF CONTENTS

Transaction and Operating Expense Table .............4
Financial Highlights ................................5

INFORMATION REGARDING THE FUND

Investment Policies of the Fund .....................6
     Investment Objective ...........................6
     Management Approach ............................6
     Investment Categories ..........................7
         U.S. Equity Securities .....................7
         U.S. Fixed-Income Securities ...............8
         Short-Term Instruments .....................8
         Foreign Equity and Fixed-Income Securities .8
         Gold Companies and Natural Resources-
                  Linked Investments ................8
Risk Factors and Investment Techniques ..............9
     Equity Securities ..............................9
     Fixed-Income Securities ........................9
     Foreign Securities .............................9
     Currency Risk .................................10
     Gold Companies and Natural Resources-
         Linked Investments ........................10
Other Investment Practices, Their Characteristics
     and Risks .....................................10
     Portfolio Turnover ............................10
     When-Issued and Forward Commitment
         Agreements ................................10
     Mortgage-Related and Other
         Asset-Backed Securities ...................10
     Borrowing .....................................11
     Portfolio Lending .............................11
     Rule 144A Securities ..........................11
     Investment Companies ..........................11
     Derivative Securities .........................11
     Interest Rate Futures Contracts
         and Options Thereon .......................12
     Forward Foreign Currency Exchange Contracts ...13
     Warrants ......................................14
     Collateralized Mortgage Obligations ...........14
     Structured Notes ..............................14
     Cash Management ...............................14
     Other Techniques ..............................14
Performance Advertising ............................14

HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS

American Century Investments .......................16
Investing in American Century ......................16
How to Open an Account .............................16
         By Mail ...................................16
         By Wire ...................................16
         By Exchange ...............................17
         In Person .................................17
     Subsequent Investments ........................17
         By Mail ...................................17
         By Telephone ..............................17
         By Online Access ..........................17
         By Wire ...................................17
         In Person .................................17
     Automatic Investment Plan .....................17
How to Exchange from One Account to Another ........17
         By Mail ...................................18
         By Telephone ..............................18
         By Online Access ..........................18
How to Redeem Shares ...............................18
         By Mail ...................................18
         By Telephone ..............................18
         By Check-A-Month ..........................18
         Other Automatic Redemptions ...............18
     Redemption Proceeds ...........................18
         By Check ..................................18
         By Wire and ACH ...........................18
     Redemption of Shares in Low-Balance Accounts ..18
Signature Guarantee ................................19
Special Shareholder Services .......................19
         Automated Information Line ................19
         Online Account Access .....................19
         Open Order Service ........................19
         Tax-Qualified Retirement Plans ............20
Important Policies Regarding
     Your Investments ..............................20
Reports to Shareholders ............................21
Employer-Sponsored Retirement Plans and
     Institutional Accounts ........................21

ADDITIONAL INFORMATION YOU SHOULD KNOW

Share Price ........................................22
     When Share Price is Determined ................22
     How Share Price is Determined .................22
     Where to Find Information About Share Price ...22
Distributions ......................................23
Taxes ..............................................23
     Tax-Deferred Accounts .........................23
     Taxable Accounts ..............................23
Management .........................................24
     Investment Management .........................24
     Code of Ethics ................................25
     Transfer and Administrative Services ..........25
Distribution of Fund Shares ........................26
Expenses ...........................................26
Further Information About American Century .........26


Prospectus                                                   Table of Contents 3


TRANSACTION AND OPERATING EXPENSE TABLE




                                                 Capital Manager
SHAREHOLDER TRANSACTION EXPENSES:
Maximum Sales Load Imposed on Purchases ...................... none
Maximum Sales Load Imposed on Reinvested Dividends ........... none
Deferred Sales Load .......................................... none
Redemption Fee(1) ............................................ none
Exchange Fee ................................................. none

ANNUAL FUND OPERATING EXPENSES:(2)
(as a percentage of net assets)
Management Fees .............................................  .44%
12b-1 Fees ..................................................  none
Other Expenses ..............................................  .57%
Total Fund Operating Expenses ............................... 1.01%

EXAMPLE
You would pay the following expenses on a             1 year    $10
$1,000 investment, assuming a 5% annual              3 years     32
return and redemption at the end of each             5 years     56
time period:                                        10 years    124

(1) Redemption proceeds sent by wire are subject to a $10 processing fee.

(2) Benham Management Corporation (the "manager") has agreed to limit the fund's total operating expenses to specified percentages of the fund's average daily net assets. The agreement provides that the manager may recover amounts absorbed on behalf of the fund during the preceding 11 months if, and to the extent that, for any given month, fund expenses were less than the expense limit in effect at that time. The current expense limit for the fund is 1.00%. Amounts paid by unaffiliated third parties do not apply to this expense limit. This expense limit is subject to annual renewal in June. If the expense limit was not in effect, the fund's Management Fee, Other Expenses and Total Fund Operating Expenses would be as follows, respectively: .65%, .57% and 1.22%.

The fund pays the manager advisory fees equal to an annualized percentage of the fund's average daily net assets. Other expenses include administrative and transfer agent fees paid to American Century Services Corporation.

The purpose of the above table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in the shares of the fund. The example set forth above assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as required by SEC regulations.

Neither the 5% rate of return nor the expenses shown above should be considered indications of past or future returns and expenses. Actual returns and expenses may be greater or less than those shown.


4 Transaction and Operating Expense Table           American Century Investments


FINANCIAL HIGHLIGHTS
CAPITAL MANAGER

The Financial Highlights for each of the periods presented have been audited by KPMG Peat Marwick LLP, independent auditors (except as noted), whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The semiannual and annual reports contain additional performance information and will be made available upon request and without charge. The information presented is for a share outstanding throughout the years ended November 30, except as noted.

                                                            1996(1)     1995(2)


PER-SHARE DATA
Net Asset Value, Beginning of Period ...................... $11.70      $10.00
                                                            ------      ------

Income from Investment Operations
     Net Investment Income ................................    .20         .36
     Net Realized and Unrealized Gains on Investment
     and Foreign Currency Transactions ....................    .51        1.62
                                                               ---        ----
     Total Income from Investment Operations ..............    .71        1.98
                                                               ---        ----
Distributions
     From Net Investment Income ...........................   (.24)       (.28)
     From Net Realized Gains on Investment Transactions ...   (.18)         --
                                                              ----        ----
     Total Distributions ..................................   (.42)       (.28)

Net Asset Value, End of Period ............................ $11.99      $11.70
                                                            ======      ======
     Total Return(3) ......................................   6.22%      20.12%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets(4) ......   1.01%(5)    1.01%
Ratio of Net Investment Income to Average Net Assets(4) ...   3.44%(5)    3.70%
Portfolio Turnover Rate ...................................  47.71%        100%
Net Assets, End of Period (in thousands of dollars) .......$80,490     $51,157

(1) Six month period ended May 31, 1996 (unaudited).
(2) December 1, 1994 (inception) through November 30, 1995.
(3) The total return figures assume reinvestment of dividend and capital gain distributions and are not annualized.
(4) The ratios include expenses paid through expense offset arrangements.
(5) Annualized.


Prospectus                                                Financial Highlights 5


INFORMATION REGARDING THE FUND


INVESTMENT POLICIES OF THE FUND

The fund has adopted certain investment restrictions that are set forth in the Statement of Additional Information. Those restrictions, as well as the investment objectives of the fund identified on page 2 of this Prospectus and any other investment policies designated as "fundamental" in this Prospectus or in the Statement of Additional Information, cannot be changed without shareholder approval. The fund has implemented additional investment policies and practices to guide its activities in the pursuit of its investment objective. These policies and practices, which are described throughout this Prospectus, are not designated as fundamental policies and may be changed without shareholder approval.

For an explanation of the securities ratings referred to in the following discussion, see "Other Information" in the Statement of Additional Information.


INVESTMENT OBJECTIVE

The fund's investment objective is to seek to maximize total return (capital appreciation plus dividend income) consistent with prudent investment risk. The fund seeks to achieve this objective by allocating its assets among (1) U.S. equity securities, (2) U.S. fixed-income securities, (3) money market instruments, (4) foreign equity and fixed-income securities, and (5) securities of companies with substantial gold-related assets and natural resources linked investments. There is no assurance that the fund will achieve its investment objective.


MANAGEMENT APPROACH

The fund has a neutral mix that represents the way the fund's investments will be generally allocated over the long term. Working from the neutral mix, the manager may gradually adjust the fund's investments within their operating ranges to reflect either growth-oriented or defensive strategies. The fund's neutral mix and operating range for each asset class are illustrated below.

--------------------------------------------------------------------------------
                                          Neutral  Operating
Asset Class                                 Mix      Range
--------------------------------------------------------------------------------
U.S. Equity
Securities (Stocks)                         35%      25-45%
--------------------------------------------------------------------------------
U.S. Fixed-Income
Securities (Bonds)                          35%      25-45%
--------------------------------------------------------------------------------
Money Market Securities
(Short-Term Instruments)                    15%      10-25%
--------------------------------------------------------------------------------
Foreign Equity and
Fixed-Income Securities
(International)                             12%       5-25%
--------------------------------------------------------------------------------
Gold Companies and
Natural Resources
Linked Investments
(Specialty)                                  3%       0-10%
--------------------------------------------------------------------------------

Under extreme market conditions, the fund may adopt broader ranges for its asset classes as follows: 20-70% in stocks, 20-70% in bonds, 10-40% in short-term
instruments,   0-40%  in  international  securities,   and  0-10%  in  specialty
securities.

This "flexible" investment approach allows the fund to take advantage of performance opportunities as they occur. Fund performance may be affected by a variety of factors, such as interest rate changes, market conditions, economic events, and the manager's skill in allocating assets.

The composition of the asset classes in the neutral mix is designed to create a diversified portfolio emphasizing total return. The fund's diversification reduces the potential risks of any one asset class. No single mutual fund, however, can provide an appropriate balanced investment plan for all investors.

The essence of the fund's diversification strategy is to produce competitive returns and limit volatility by owning assets that have historically responded differently under similar market conditions. As opportunities arise or market conditions warrant, the manager may alter the fund's investment mix and particular securities within each asset class. The manager makes investment decisions for the fund in a two-

6 Information Regarding the Fund                   American Century Investments


tiered process by: (1) determining how the fund's assets should be distributed among asset classes and (2) deciding which securities should be purchased within each asset class.

The manager begins the decision making process by using a quantitative asset allocation model and a market scenario analysis to determine how the fund's investments should be distributed among its five asset classes, without regard to specific securities. This analysis includes consideration of the relative opportunity for capital appreciation of stocks and bonds, dividend yields, and the level of interest rates paid on debt securities of various maturities.

In determining the allocation of assets among U.S. and foreign capital markets, the manager also utilizes several analytical techniques, including historical analyses and projections for economics and markets worldwide.

In selecting securities denominated in foreign currencies, the manager will consider, among other factors, the impact of foreign exchange rates relative to the U.S. dollar value of such securities. The manager may use forward exchange currency contracts or other hedging techniques to seek to minimize foreign exchange rate risks. See "Currency Risk," page 10.

Periodically, or under extraordinary circumstances, the manager recommends an asset allocation strategy to a committee of senior officers and portfolio managers. Subsequently, the manager works with the portfolio management team within their respective areas of expertise to implement changes to the asset allocation and portfolio holdings.

INVESTMENT CATEGORIES

The types of securities the fund may buy within each asset class and their strategic use in pursuing the fund's objective are illustrated in the table below and are described more fully on the following pages. Risks related to each asset class and specific types of investments are discussed under "Risk Factors and Investment Techniques," page 9. See the Statement of Additional Information for a more detailed discussion of the fund's investment techniques.

--------------------------------------------------------------------------------
Asset Class          Type of Security            Strategic Use
--------------------------------------------------------------------------------
Stocks            Large, medium, and             Growth;
                  small capitalization           Growth and
                  stocks traded on               Income
                  U.S. exchanges.
--------------------------------------------------------------------------------
Bonds             Investment grade               Income
                  corporate and U.S
                  government debt
                  obligations.
--------------------------------------------------------------------------------
Short-term        High-grade, short-             Preservation of
                  term government                Capital; Income;
                  and corporate                  Liquidity
                  debt instruments.
                  No derivatives.
--------------------------------------------------------------------------------
International     Stocks: Primarily              Growth,
                  EAFE Index countries           Currency Hedge;
                  (Europe, Australia,            International
                  and the Far East).             Diversification
                  Bonds: Investment-
                  grade corporate and
                  government debt
                  obligations.
--------------------------------------------------------------------------------
Specialty         Natural resources              Inflation Hedge;
                  stocks; (including gold)       Growth
                  commodity-linked
                  or index-linked notes.
--------------------------------------------------------------------------------

U.S. Equity Securities

The fund will generally invest 25-45% of its total assets in common stocks, preferred stocks, convertible securities, and warrants. These investments may include stocks of large, medium, and small capitalization companies located in the United States. In selecting both U.S. and foreign equity securities, the manager considers a variety of factors relating to dividend and cash flow valuation, earnings growth, and the likelihood that earnings will exceed analysts' estimates.

Convertible securities are bonds, preferred stocks, and other securities that may be exchanged or converted into shares of the issuer's underlying common stock at a specific price for a specific time period. The value of convertible securities is linked to the price of the underlying stock and is sensitive to interest rate changes and the credit quality of the issuer.


Prospectus                                  Information Regarding the Fund 7


The fund may buy convertible securities rated, at the time of investment, within the top four rating categories (i.e., investment-grade quality) by a nationally recognized statistical rating organization (a "rating agency") or, if unrated, judged by the manager under the supervision of the Board of Trustees to be of comparable quality.


U.S. Fixed-Income Securities

The fund will generally invest 25-45% of its total assets in securities issued or guaranteed by the U.S. government and its agencies or instrumentalities and in debt obligations issued by U.S. corporations. The fund may also invest in instruments described under "Mortgage-Related and Other Asset-Backed Securities," page 10.

The fund may buy debt securities rated, at the time of purchase, investment-grade quality by a rating agency or, if unrated, judged by the manager, under the supervision of the Board of Trustees, to be of comparable quality. The maturities of securities included in this portion of the fund's portfolio will generally range from 2 to 30 years and may be adjusted depending upon the manager's perception of market and economic conditions.


Short-Term Instruments

The fund will normally invest 10-25% of its total assets in high-quality money market instruments with remaining maturities of 13 months or less. Such instruments may include obligations of U.S. or foreign governments, government agencies, and supranational organizations; commercial paper; short-term corporate debt obligations; and high-quality certificates of deposit (including non-U.S. dollar deposits).

The fund may also enter into repurchase agreements, collateralized by U.S. government securities, with banks or broker-dealers that are deemed to present minimal credit risks. Credit risk determinations are made by the manager pursuant to guidelines established by the Board of Trustees. A repurchase agreement involves the purchase of a security and a simultaneous agreement to sell the security back to the seller at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes bankrupt.

The fund may invest up to 5% of its total assets in money market funds advised by the manager, provided that the investment is consistent with the fund's investment policies and restrictions. For temporary defensive purposes, the fund may invest up to 100% of its assets in short-term instruments.


Foreign Equity and Fixed-Income Securities

The foreign securities segment may consist of equity securities of foreign issuers (including common stocks, preferred stocks, warrants, and securities convertible into common stocks) as well as debt securities of foreign issuers (including bonds, notes and other debt securities, and obligations of foreign governments and their political subdivisions). The fund's foreign equity securities are generally issued by developed countries in Europe, Canada, Mexico, Australia, and the Far East. These countries' stock markets are represented in the Morgan Stanley Capital International's EAFE Index ("EAFE Index").

The fund may buy debt securities deemed by a rating agency, at the time of purchase, to be of investment-grade quality or, if unrated, judged by the Manager under the supervision of the board of trustees to be of comparable quality.

The fund does not intend to invest more than 5% of its net assets in securities of issuers located in developing countries. The fund may also invest in other investment companies as described under "Investment Companies," page 11. The fund will not invest more that 25% of its total assets in securities of issuers located in any one foreign country. The maturities of foreign fixed-income securities included in the fund's portfolio will range from 2 to 30 years.

The fund may also invest in sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs"), or other similar securities convertible into securities of foreign issuers.


Gold Companies and Natural Resources-
Linked Investments

The fund will generally invest 0-10% of its total assets in stocks of domestic and foreign companies that are engaged in exploring for, mining, processing, fabricating, or otherwise dealing in gold and other precious metals (such as silver and platinum) or other


8 Information Regarding the Fund                    American Century Investments


natural resources. Stocks included in this category must be issued by a company that derives fifty percent or more of its revenue or net profits from one or more of these activities. This segment may also include structured notes, which are described on page 14.


RISK FACTORS AND INVESTMENT TECHNIQUES

The fund is a convenient way to diversity while seeking total return. Risk exposure to any one asset class is limited by the allocation of the fund's assets among various investment categories. The fund may be appropriate for investors seeking one-stop diversification across various investment categories, both in the U.S. and abroad. The fund works best for long-term investors prepared to ride out the markets' up and downs.

The fund cannot assure that the techniques it uses will be successful. Diversification among asset classes will not necessarily protect the fund from loss; it is possible that several of the fund's asset classes will experience losses simultaneously under certain market conditions.


EQUITY SECURITIES

Equity securities are subject to the risks of stock market investing, including the possibility of sudden or prolonged market declines as well as the risks associated with individual companies. The fund may invest in stocks of companies of large, medium, or small capitalization. Investing in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than are customarily associated with more established companies.


FIXED-INCOME SECURITIES

Fixed-income securities are affected primarily by changes in interest rates. The prices of these securities tend to rise when interest rates fall, and conversely fall when interest rates rise. Interest rate changes will have a greater effect on the fund if it is heavily invested in long-term or zero-coupon bonds. Fixed-income securities may also be affected by changes in the credit quality of their issuers.

Securities rated in the lowest investment-grade category may have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade bonds. In the event that an existing holding is downgraded below investment grade, the Fund will seek to dispose of the security, but its ability to do so may be limited by its intention to qualify as a regulated investment company for federal tax purposes.

The fund may purchase zero-coupon bonds ("zeros"), which are debt obligations that do not pay interest periodically. Zeros are issued at a substantial discount from their maturity value, and this discount is amortized over the life of the security. Because interest on zeros is not distributed on a current basis but is, in effect, compounded, zeros tend to be subject to greater market risk than interest-paying securities with similar maturities.


FOREIGN SECURITIES

Foreign securities may present unique investment opportunities; however, overseas investing involves risks not associated with domestic investing. Foreign securities markets are not always as efficient as those in the U.S. and are often less liquid and more volatile.

Other risks involved in investing in the securities of foreign issuers include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; political instability, which could affect U.S. investments in foreign countries; and potential restrictions on the flow of capital.

The extent of the support of foreign government obligations varies. Some foreign government obligations are direct obligations of the foreign government. The payment of principal and interest is unconditionally guaranteed on certain other foreign government securities. Other foreign government obligations are neither direct obligations of, nor guaranteed by, a foreign government but involve government sponsorship in one way or another, such as specific collateralization or support by the credit of the issuing government agency or instrumentality. Foreign taxes can also affect the fund's performance. For further details, see "Taxes," page 23 and the Statement of Additional Information.


Prospectus                                  Information Regarding the Fund  9


CURRENCY RISK

Currency risk will affect the value of foreign-currency-denominated securities when foreign exchange rates fluctuate. Currency risks are generally higher in lesser developed markets. The fund may, however, engage in foreign currency transactions to protect its portfolio against fluctuations in currency exchange rates in relation to the U.S. dollar. Such foreign currency transactions may include forward foreign currency contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies, and foreign exchange futures contracts.


GOLD COMPANIES AND NATURAL RESOURCES-
LINKED INVESTMENTS

When the economy is threatened by inflation, the fund may increase its holdings in gold stocks to benefit from rising commodities prices and offset bond market declines. Based upon historical experience, during periods of economic or financial instability, the prices of securities of companies included in this segment reflect the price volatility of gold and other natural resources. Instability of prices may affect earnings of such companies and may adversely affect the financial condition of such companies. In addition, some companies involved in natural resources businesses may also be subject to the risks generally associated with extraction of natural resources, such as oil spills and vulnerable to natural disasters including, but not limited to fire, flood, and drought.


OTHER INVESTMENT PRACTICES, THEIR CHARACTERISTICS
AND RISKS

For additional information regarding investment practices of the fund, see the Statement of Additional Information.


PORTFOLIO TURNOVER

The portfolio turnover rate of the fund is shown in the Financial Highlights table on page 5 of this Prospectus.

Investment decisions to purchase and sell securities are based on the anticipated contribution of the security in question to the fund's objectives. The manager believes that the rate of portfolio turnover is irrelevant when it determines a change is in order to achieve those objectives and, accordingly, the annual portfolio turnover rate cannot be anticipated.

The portfolio turnover of the fund may be higher than other mutual funds with similar investment objectives. Higher turnover would generate correspondingly greater brokerage commissions that are borne directly by the fund. Portfolio turnover may also affect the character of capital gains, if any, realized and distributed by the fund since short-term capital gains are taxable as ordinary income.


WHEN-ISSUED AND FORWARD COMMITMENT
AGREEMENTS

The fund may sometimes purchase new issues of securities on a when-issued or forward commitment basis when, in the opinion of the manager, such purchases will further the investment objectives of the fund. The price of when-issued securities is established at the time the commitment to purchase is made. Delivery and payment for these securities typically occurs 15 to 45 days after the commitment to purchase. Market rates of interest on debt securities at the time of delivery may be higher or lower than those contracted for on the security. Accordingly, the value of each security may decline prior to delivery, which could result in a loss to the fund.


MORTGAGE-RELATED AND OTHER
ASSET-BACKED SECURITIES

The fund may purchase mortgage pass-through securities, subject to the fund's limits on investments in U.S. fixed-income securities. Mortgage pass-through securities represent interests in "pools" of mortgages in which payments of both interest and principal on the securities are generally made monthly. These monthly mortgage payments are in effect "passed through" to the security holder (minus fees paid to the security's issuer or guarantor). These securities may be subject to prepayment risk.

The primary issuers of mortgage securities are the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and the Government National Mortgage Association ("GNMA"). Payments of principal and interest on GNMA securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. government. Because FNMA and FHLMC have close relationship with the U.S. government, even though their securities are not backed by the full faith

10 Information Regarding the Fund                   American Century Investments


and credit of the U.S. government, they are high-quality securities with minimal credit risks.

The fund may also invest in collateralized mortgage obligations. See "Derivative Securities" on this page for more details.


BORROWING

The fund may borrow money only for temporary or emergency purposes. Borrowings are not expected to exceed 5% of the fund's total assets.


PORTFOLIO LENDING

In order to realize additional income, the fund may lend its portfolio securities to persons not affiliated with it and who are deemed to be creditworthy. Such loans must be secured continuously by cash collateral maintained on a current basis in an amount at least equal to the market value of the securities loaned, or by irrevocable letters of credit. During the existence of the loan, the fund must continue to receive the equivalent of the interest and dividends paid by the issuer on the securities loaned and interest on the investment of the collateral. The fund must have the right to call the loan and obtain the securities loaned at any time on five days' notice, including the right to call the loan to enable the fund to vote the securities. Such loans may not exceed one-third of the fund's total assets taken at market value.


RULE 144A SECURITIES

The fund may, from time to time, purchase Rule 144A securities when they present attractive investment opportunities that otherwise meet established criteria for selection. Rule 144A securities are securities that are privately placed with and traded among qualified institutional buyers rather than the general public. Although Rule 144A securities are considered "restricted securities," they are not necessarily illiquid.

With respect to securities eligible for resale under Rule 144A, the staff of the SEC has taken the position that the liquidity of such securities in the portfolio of a fund offering redeemable securities is a question of fact for the board of trustees to determine, such determination to be based upon a consideration of the readily available trading markets and the review of any contractual restrictions. Accordingly, the Board of Trustees is responsible for developing and establishing the guidelines and procedures for determining the liquidity of Rule 144A securities. As allowed by Rule 144A, the Board of Trustees of the fund has delegated the day-to-day function of determining the liquidity of Rule 144A securities to the manager. The Board retains the responsibility to monitor the implementation of the guidelines and procedures it has adopted.

Since the secondary market for such securities is limited to certain qualified institutional investors, the liquidity of such securities may be limited accordingly and a fund may, from time to time, hold a Rule 144A security that is illiquid. In such an event, the manager will consider appropriate remedies to minimize the effect on such fund's liquidity. The fund may not invest more than 15% of its net assets in illiquid securities (securities that may not be sold within seven days at approximately the price used in determining the net asset value of fund shares).


INVESTMENT COMPANIES

The fund is seeking an exemptive order from the SEC to permit it to invest a portion of its assets in the American Century--Benham European Government Bond Fund (the "EuroBond Fund"), a series of the American Century International Bond Funds, and any future international funds established and managed by the manager. There is, however, no assurance that the fund will be able to receive the necessary exemptive order.

The manager believes that by investing in foreign securities through investment in funds such as the EuroBond Fund, the fund may achieve economies of scale resulting in lower fees paid to managers skilled in international investing; lower custodial, brokerage and other transactional costs, and enhanced diversification of the fund's assets.

The EuroBond Fund's investment objective is to seek over the long term as high a level of total return as is consistent with investment in the highest-quality European government debt securities. To avoid paying duplicative fees, the fund will not pay the manager advisory fees for any portion of its assets invested in any fund advised by the manager or its affiliates.


DERIVATIVE SECURITIES

The fund may invest in securities that are commonly referred to as "derivative" securities. Generally, a derivative is a financial arrangement the value of which is based on, or "derived" from, a traditional


Prospectus                                     Information Regarding the Fund 11



security, asset, or market index. Certain derivative securities are more accurately described as "index/structured" securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators ("reference indices").

Some derivatives such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

The fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment since the fund may not invest in oil and gas leases or futures.

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates.

There are a range of risks associated with derivative investments, including:

o the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the portfolio manager anticipates;

o the possibility that there may be no liquid secondary market, or the possibility that price fluctuation limits may be imposed by the exchange, either of which may make it difficult or impossible to close out a position when desired;

o the risk that adverse price movements in an instrument can result in a loss substantially greater than a fund's initial investment; and

o    the risk that the counterparty will fail to perform its obligations.

The fund may use derivatives to enhance return and for hedging, not leveraging, purposes. A description of the derivatives that the fund may use and some of their associated risks follows.

The Board of Trustees has approved the manager's policy regarding investments in derivative securities. That policy specifies factors that must be considered in connection with a pruchase of derivative securities. The policy also establishes a committee that must review certain proposed purchases before the purchases can be made. The manager will report on fund activity in derivative securities to the Board of Trustees as necessary. In addition, the Board will review the manager's policy for investments in derivative securities annually.

INTEREST RATE FUTURES
CONTRACTS AND OPTIONS THEREON

The fund may buy or sell interest rate futures contracts relating to debt securities ("debt futures," i.e., futures relating to indexes on types or groups of bonds) and write or buy put and call options relating to interest rate futures contracts.

For options sold, the fund will segregate cash or high-quality debt securities equal to the value of securities underlying the option unless the option is otherwise covered.

The fund will deposit in a segregated account with its custodian bank high-quality debt obligations maturing in one year or less, or cash, in an amount equal to the fluctuating market value of long futures contracts it has purchased, less any margin deposited on its long position. It may hold cash or acquire such debt obligations for the purpose of making these deposits.

The fund may use futures and options transactions to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns when a futures contract is priced more attractively than its underlying security or index.

Since futures contracts and options thereon can replicate movements in the cash markets for the securities in which a fund invests without the large cash investments required for dealing in such markets, they may subject a fund to greater and more volatile risks than might otherwise be the case. The principal


12 Information Regarding the Fund                   American Century Investments


risks related to the use of such instruments are (1) the offsetting correlation between movements in the market price of the portfolio investments (held or intended) being hedged and in the price of the futures contract or option may be imperfect; (2) possible lack of a liquid secondary market for closing out futures or option positions; (3) the need of additional portfolio management skills and techniques; and (4) losses due to unanticipated market price movements. For a hedge to be completely effective, the price change of the hedging instrument should equal the price change of the securities being hedged. Such equal price changes are not always possible because the investment underlying the hedging instrument may not be the same investment that is being hedged.

The ordinary spreads between prices in the cash and futures markets, due to the differences in the nature of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of general interest rate trends by management may still not result in a successful transaction.
Management may be incorrect in its expectations as to the extent of various interest rate movements or the time span within which the movements take place.

See the Statement of Additional Information for further information about these instruments and their risks.


FORWARD FOREIGN CURRENCY
EXCHANGE CONTRACTS

Some of the foreign securities held by the fund may be denominated in foreign currencies. Other securities, such as ADRs, may be denominated in U.S. dollars, but have a value that is dependent on the performance of a foreign security, as valued in the currency of its home country. As a result, the value of the Fund's portfolio may be affected by changes in the exchange rates between foreign currencies and the dollar, as well as by changes in the market values of the securities themselves. The performance of foreign currencies relative to the dollar may be a factor in the overall performance of the fund.

To protect against adverse movements in exchange rates between currencies, the fund may, for hedging purposes only, enter into forward foreign currency exchange contracts. A forward foreign currency exchange contract obligates a fund to purchase or sell a specific currency at a future date at a specific price.

The fund may elect to enter into a forward foreign currency exchange contract with respect to a specific purchase or sale of a security, or with respect to the fund's portfolio positions generally.

By entering into a forward foreign currency exchange contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the fund can "lock in" an exchange rate between the trade and settlement dates for that purchase or sale. This practice is sometimes referred to as "transaction hedging." The fund may enter into transaction hedging contracts with respect to all or a substantial portion of its foreign securities trades.

When the manager believes that a particular currency may decline in value compared to the dollar, a fund may enter into forward foreign currency exchange contracts to sell the value of some or all of the fund's portfolio securities either denominated in, or whose value is tied to, that currency. This practice is sometimes referred to as "portfolio hedging." The fund may not enter into a portfolio hedging transaction where it would be obligated to deliver an amount of foreign currency in excess of the aggregate value of its portfolio securities or other assets denominated in, or whose value is tied to, that currency.

The fund will make use of the portfolio hedging to the extent deemed appropriate by the manager. However, it is anticipated that the Fund will enter into portfolio hedges much less frequently than transaction hedges.

If the fund enters into a forward contract, the fund, when required, will instruct its custodian bank to segregate cash or liquid high-grade securities in a separate account in an amount sufficient to cover its obligation under the contract. Those assets will be valued at market daily, and if the value of the segregated securities declines, additional cash or securities will be added so that the value of the account is not less than the amount of the fund's commitment.

Predicting the relative future values of currencies is very difficult, and there is no assurance that any attempt to protect a fund against adverse currency movements through the use of forward foreign currency exchange contracts will be successful. In addition, the use of forward foreign currency exchange


Prospectus                                  Information Regarding the Fund    13


contracts tends to limit the potential gains that might result from a positive change in the relationships between the foreign currency and the U.S. dollar.


WARRANTS

Warrants are instruments issued by a corporation that give the holder the right to subscribe to a specific amount of the corporation's capital stock at a set price for a specified period of time. The fund may invest up to 10% of its net assets in warrants, except that this limitation does not apply to warrants acquired in units or attached to securities.


COLLATERALIZED MORTGAGE OBLIGATIONS

Collateralized mortgage obligations are mortgage-backed securities issued by government agencies; single-purpose, stand-alone financial subsidiaries; trusts established by financial institutions; or similar institutions. CMOs are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and principal on a CMO are paid monthly, quarterly, or semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA.

CMOs are categorized in multiple classes, or "tranches," with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are returned to investors in ascending order of the maturity class they hold.

Floating-rate CMO tranches ("floaters") pay a variable rate of interest that is usually tied to the London Interbank Offered Rate. "Super floaters" (which float a certain percentage above LIBOR) and "inverse floaters" (which float inversely to LIBOR) are variations on the floater structure with highly variable cash flows. The yield of any floater is sensitive to the rate of prepayments as well as to the level of the applicable index. Low levels of the index will reduce a floater's yield, while an interest rate cap on the floater will limit the floater's yield when the level of the index is high. Because the rate of interest paid on an inverse floater often varies inversely with a multiple of the index, any change in the index may have an exaggerated effect on the yield of the inverse floater.


STRUCTURED NOTES

The fund may invest up to 5% of its total assets in structured notes whose coupons or principal value is linked to the performance of a particular commodity or index price. Structured notes may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Structured notes may be more volatile than the underlying instrument itself and present many of the same risks as investing in futures and options. Structured notes are also subject to credit risks associated with the issuer of the security. The fund's investment in structured notes is subject to the limits of the fund's investment in gold companies and natural resources-linked investments as well as to considerations related to the Fund's tax status.


CASH MANAGEMENT

The fund may invest up to 5% of its total assets in any money market fund advised by the manager, provided that the investment is consistent with the fund's investment policies and restrictions.


OTHER TECHNIQUES

The manager may buy other types of securities or employ other portfolio management techniques on behalf of the fund. When SEC guidelines require it to do so, the fund will set aside cash or appropriate liquid assets in a segregated account to cover the fund's obligations. See the Statement of Additional Information for a more detailed discussion of those investments and some of the risks associated with them.


PERFORMANCE ADVERTISING

From time to time, the fund may advertise performance data. Fund performance may be shown by presenting one or more performance measurements, including cumulative total return or average annual total return, yield and effective yield.

Cumulative total return data is computed by considering all elements of return, including reinvestment of dividends and capital gains distributions, over a period of time. Average annual total return is determined by computing the annual compound return over a stated period of time that would have


14 Information Regarding the Fund                   American Century Investments


produced the fund's cumulative total return over the same period if the fund's performance had remained constant throughout.

A quotation of yield reflects the fund's income over a stated period expressed as a percentage of the fund's share price. The effective yield is calculated in a similar manner, but, when annualized, the income earned by the investment is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect on the assumed reinvestment.

Yield is calculated by adding over a 30-day (or one-month) period all interest and dividend income (net of fund expenses) calculated on each day's market values, dividing this sum by the average number of fund shares outstanding during the period, and expressing the result as a percentage of the fund's share price on the last day of the 30-day (or one month) period. The percentage is then annualized. Capital gains and losses are not included in the calculation.

Yields are calculated according to accounting methods that are standardized in accordance with SEC rules for all stock and bond funds. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

The fund may also include in advertisements data comparing performance with the performance of non-related investment media, published editorial comments and performance rankings compiled by independent organizations (such as Lipper Analytical Services) and publications that monitor the performance of mutual funds. Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, fund performance may be compared to well-known indices of market performance. Fund performance may also be compared, on a relative basis, to the other funds in our fund family. This relative comparison, which may be based upon historical or expected fund performance, volatility or other fund characteristics, may be presented numerically, graphically or in text. Fund performance may also be combined or blended with other funds in our fund family, and that combined or blended performance may be compared to the same indices to which individual funds may be compared.

All performance information advertised by the fund is historical in nature and is not intended to represent or guarantee future results. The value of fund shares when redeemed may be more or less than their original cost.


Prospectus                                  Information Regarding the Fund    15


HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS


AMERICAN CENTURY INVESTMENTS

The fund offered by this Prospectus is a part of the American Century Investments family of mutual funds. Our family provides a full range of investment opportunities, from the aggressive equity growth funds in our Twentieth Century Group, to the fixed income funds in our Benham Group, to the moderate risk and specialty funds in our American Century Group. Please call 1-800-345-2021 for a brochure or prospectuses for the other funds in the American Century Investments family.


INVESTING IN AMERICAN CENTURY

The following section explains how to invest in American Century funds, including purchases, redemptions, exchanges and special services. You will find more detail about doing business with us by referring to the Investor Services Guide that you will receive when you open an account.

If you own or are considering purchasing Fund shares through an employer-sponsored retirement plan or through a bank, broker-dealer or other financial intermediary, the following sections, as well as the information contained in our Investor Services Guide, may not apply to you. Please read "Employer-Sponsored Retirement Plans and Institutional Accounts," page 21.


HOW TO OPEN AN ACCOUNT

To open an account, you must complete and sign an application, furnishing your taxpayer identification number. (You must also certify whether you are subject to withholding for failing to report income to the IRS.) Investments received without a certified taxpayer identification number will be returned.

The minimum investment is $2,500 ($1,000 for IRA accounts). These minimums will be waived if you establish an automatic investment plan to your account that is the equivalent of at least $50 per month. See "Automatic Investment Plan," page 17.

The minimum investment requirements may be different for some types of retirement accounts. Call one of our Investor Services Representatives for information on our retirement plans, which are available for individual investors or for those investing through their employers.

Please note: If you register your account as belonging to multiple owners (e.g., as joint tenants), you must provide us with specific authorization on your application in order for us to accept written or telephone instructions from a single owner. Otherwise, all owners will have to agree to any transactions that involve the account (whether the transaction request is in writing or over the telephone).

You may invest in the following ways:


By Mail

Send a completed application and check or money order payable in U.S. dollars to American Century Investments.


By Wire

You may make your initial investment by wiring funds. To do so, call us or mail a completed application and provide your bank with the following information:

o Receiving bank and routing number:
  Commerce Bank, N.A. (101000019)

o Beneficiary (BNF):
  American Century Services Corporation
  4500 Main St., Kansas City, Missouri 64111

o Beneficiary account number (BNF ACCT):
  2804918

o Reference for Beneficiary (RFB):
  American Century account number into which you are investing. If more than one, leave blank and see
  Bank to Bank Information below.

o Originator to Beneficiary (OBI):
  Name and address of owner of account into which you are investing.

o Bank to Bank Information
  (BBI or Free Form Text):
     o  Taxpayer  identification  or Social  Security  number
     o If more than one account, account numbers and amount to be invested in each account.


16 How to Invest with American Century Investments  American Century Investments



     o Current tax year, previous tax year or rollover designation if an IRA. Specify whether IRA, SEP-IRA or SARSEP-IRA.

By Exchange

Call 1-800-345-2021 from 7 a.m. to 7 p.m. Central time to get information on opening an account by exchanging from another American Century account. See this page for more information on exchanges.


In Person

If you prefer to work with a representative in person, please visit one of our Investors Centers, located at:

4500 Main Street
Kansas City, Missouri 64111

1665 Charleston Road
Mountain View, California 94043

2000 S. Colorado Blvd.
Denver, Colorado 80222.


SUBSEQUENT INVESTMENTS

Subsequent investments may be made by an automatic bank, payroll or government direct deposit (see "Automatic Investment Plan," this page) or by any of the methods below. The minimum investment requirement for subsequent investments:
$250 for checks submitted without the remittance portion of a previous statement or confirmation, $50 for all other types of subsequent investments.


By Mail

When making subsequent investments, enclose your check with the remittance portion of the confirmation of a previous investment. If the investment slip is not available, indicate your name, address and account number on your check or a separate piece of paper. (Please be aware that the investment minimum for subsequent investments is higher without an investment slip.)


By Telephone

Once your account is open, you may make investments by telephone if you have authorized us (by choosing "Full Services" on your application) to draw on your bank account. You may call an Investor Services Representative or use our Automated Information Line.


By Online Access

Once your account is open, you may make investments online if you have authorized us (by choosing "Full Services" on your application) to draw on your bank account.


By Wire

You  may  make  subsequent   investments  by  wire.  Follow  the  wire  transfer
instructions on page 16 and indicate your account number.


In Person

You may make subsequent investments in person at one of our Investors Centers. The locations of our three Investors Centers are listed on this page.


AUTOMATIC INVESTMENT PLAN

You may elect on your application to make investments automatically by authorizing us to draw on your bank account regularly. Such investments must be at least the equivalent of $50 per month. You also may choose an automatic payroll or government direct deposit. If you are establishing a new account, check the appropriate box under "Automatic Investments" on your application to receive more information. If you would like to add a direct deposit to an existing account, please call one of our Investor Services Representatives.


HOW TO EXCHANGE FROM ONE ACCOUNT TO ANOTHER

As long as you meet any minimum investment requirements, you may exchange your Fund shares to our other funds up to six times per year per account. An exchange request will be processed the same day it is received if it is received before the funds' net asset values are calculated, which is one hour prior to the close of the New York Stock Exchange for the American Century Target Maturities Trust, and at the close of the Exchange for all of our other funds. See "When Share Price is Determined," page 22.

For any single exchange, the shares of each fund being acquired must have a value of at least $100. However, we will allow investors to set up an Automatic Exchange Plan between any two funds in the amount of at least $50 per month. See our


Prospectus                    How to Invest with American Century Investments 17


Investor Services Guide for further information about exchanges.


By Mail

You may direct us in writing to exchange your shares from one American Century account to another. For additional information, please see our Investor Services Guide.


By Telephone

You can make exchanges over the telephone (either with an Investor Services Representative or using our Automated Information Line-see page 19) if you have authorized us to accept telephone instructions. You can authorize this by selecting "Full Services" on your application or by calling us at 1-800-345-2021 to get the appropriate form.


By Online Access

You can make exchanges online if you have authorized us to accept instructions over the Internet. You can authorize this by selecting "Full Services" on your application or by calling us at 1-800-345-2021 to get the appropriate form.


HOW TO REDEEM SHARES

We will redeem or "buy back" your shares at any time. Redemptions will be made at the next net asset value determined after a complete redemption request is received.

Please note that a request to redeem shares in an IRA or 403(b) plan must be accompanied by an executed IRS Form W4-P and a reason for withdrawal as specified by the IRS.


By Mail

Your written instructions to redeem shares may be made either by a redemption form, which we will send to you upon request, or by a letter to us. Certain redemptions may require a signature guarantee. Please see "Signature Guarantee," page 19.


By Telephone

If you have authorized us to accept telephone instructions, you may redeem your shares by calling an Investor Services Representative.


By Check-A-Month

If you have at least a $10,000 balance in your account, you may redeem shares by Check-A-Month. A Check-A-Month plan automatically redeems enough shares each month to provide you with a check in an amount you choose (minimum $50). To set up a Check-A-Month plan, please call to request our Check-A-Month brochure.


Other Automatic Redemptions

If you have at least a $10,000 balance in your account, you may elect to make redemptions automatically by authorizing us to send funds directly to you or to your account at a bank or other financial institution. To set up automatic redemptions, call one of our Investor Services Representatives.


REDEMPTION PROCEEDS

Please note that shortly after a purchase of shares is made by check or electronic draft (also known as an ACH draft) from your bank, we may wait up to 15 days or longer to send redemption proceeds (to allow your purchase funds to clear). No interest is paid on the redemption proceeds after the redemption is processed but before your redemption proceeds are sent.

Redemption proceeds may be sent to you in one of the following ways:


By Check

Ordinarily, all redemption checks will be made payable to the registered owner of the shares and will be mailed only to the address of record. For more information, please refer to our Investor Services Guide.


By Wire and ACH

You may authorize us to transmit redemption proceeds by wire or ACH. These services will be effective 15 days after we receive the authorization.

Your bank will usually receive wired funds within 48 hours of transmission. Funds transferred by ACH may be received up to seven days after transmission. Wired funds are subject to a $10 fee to cover bank wire charges, which is deducted from redemption proceeds. Once the funds are transmitted, the time of receipt and the funds' availability are not under our control.


REDEMPTION OF SHARES IN
LOW-BALANCE ACCOUNTS

Whenever the shares held in an account have a value of less than the required minimum, a letter will


18 How to Invest with American Century Investments  American Century Investments


be sent advising you to either bring the value of the shares held in the account up to the minimum or to establish an automatic investment that is the equivalent of at least $50 per month. If action is not taken within 90 days of the letter's date, the shares held in the account will be redeemed and proceeds from the redemption will be sent by check to your address of record. We reserve the right to increase the investment minimums.


SIGNATURE GUARANTEE

To protect your accounts from fraud, some transactions will require a signature guarantee. Which transactions will require a signature guarantee will depend on which service options you elect when you open your account. For example, if you choose "In Writing Only," a signature guarantee will be required when:

o redeeming more than $25,000; or
o establishing or increasing a Check-A-Month or automatic transfer on an existing account.

You may obtain a signature guarantee from a bank or trust company, credit union, broker-dealer, securities exchange or association, clearing agency or savings association, as defined by federal law.

For a more in-depth explanation of our signature guarantee policy, or if you live outside the United States and would like to know how to obtain a signature guarantee, please consult our Investor Services Guide.

We reserve the right to require a signature guarantee on any transaction, or to change this policy at any time.


SPECIAL SHAREHOLDER SERVICES

We offer several service options to make your account easier to manage. These are listed on the account application. Please make note of these options and elect the ones that are appropriate for you. Be aware that the "Full Services" option offers you the most flexibility. You will find more information about each of these service options in our Investor Services Guide.

Our special shareholder services include:


Automated Information Line

We offer an Automated Information Line, 24 hours a day, seven days a week, at 1-800-345-8765. By calling the Automated Information Line, you may listen to fund prices, yields and total return figures. You may also use the Automated Information Line to make investments into your accounts (if we have your bank information on file) and obtain your share balance, value and most recent transactions. If you have authorized us to accept telephone instructions, you also may exchange shares from one fund to another via the Automated Information Line. Redemption instructions cannot be given via the Automated Information Line.


Online Account Access

You may contact us 24 hours a day, seven days a week, at www.americancentury.com to access your funds' daily share prices, receive updates on major market indexes and view historical performance of your funds. If you select "Full Services" on your application, you can use your personal access code and Social Security number to view your account balances and account activity, make a subsequent investments from your bank account or exchange shares from one fund to another.


Open Order Service

Through our open order service, you may designate a price at which to buy shares of a variable-priced fund by exchange from one of our money market funds, or a price at which to sell shares of a variable-priced fund by exchange to one of our money market funds. The designated purchase price must be equal to or lower, or the designated sale price equal to or higher, than the variable-priced fund's net asset value at the time the order is placed. If the designated price is met within 90 calendar days, we will execute your exchange order automatically at that price (or better). Open orders not executed within 90 days will be canceled.


If the fund you have selected deducts a distribution from its share price, your order price will be adjusted accordingly so the distribution does not inadvertently trigger an open order transaction on your behalf. If you close or re-register the account from which the shares are to be redeemed, your open order will be canceled.

Because of their time-sensitive nature, open order transactions are accepted only by telephone or in person. These transactions are subject to exchange limita-


Prospectus                    How to Invest with American Century Investments 19



tions described in each fund's prospectus, except that orders and cancellations received before 2 p.m. Central time are effective the same day, and orders or cancellations received after 2 p.m. Central time are effective the next business day.


Tax-Qualified Retirement Plans

Each fund is available for your tax-deferred retirement plan. Call or write us and request the appropriate forms for:
o  Individual Retirement Accounts ("IRAs");
o  403(b)  plans  for  employees  of  public  school   systems  and   non-profit
   organizations;  or
o Profit sharing plans and pension plans for corporations and other employers.

If your IRA and 403(b) accounts do not total $10,000, each account is subject to an annual $10 fee, up to a total of $30 per year.

You can also transfer your tax-deferred plan to us from another company or custodian. Call or write us for a Request to Transfer form.


IMPORTANT POLICIES REGARDING YOUR INVESTMENTS

Every account is subject to policies that could affect your investment. Please refer to the Investor Services Guide for further information about the policies discussed below, as well as further detail about the services we offer.

(1) We reserve the right for any reason to suspend the offering of shares for a period of time, or to reject any specific purchase order (including purchases by exchange). Additionally, purchases may be refused if, in the opinion of the manager, they are of a size that would disrupt the management of the fund.

(2) We reserve the right to make changes to any stated investment requirements, including those that relate to purchases, transfers and redemptions. In addition, we may also alter, add to or terminate any investor services and privileges. Any changes may affect all shareholders or only certain series or classes of shareholders.

(3) Shares being acquired must be qualified for sale in your state of residence.

(4) Transactions requesting a specific price and date, other than open orders, will be refused. Once you have mailed or otherwise transmitted your transaction instructions to us, they may not be modified or canceled.

(5) If a transaction request is made by a corporation, partnership, trust, fiduciary, agent or unincorporated association, we will require evidence satisfactory to us of the authority of the individual making the request.

(6) We have established procedures designed to assure the authenticity of instructions received by telephone. These procedures include requesting personal identification from callers, recording telephone calls, and providing written confirmations of telephone transactions. These procedures are designed to protect shareholders from unauthorized or fraudulent instructions. If we do not employ reasonable procedures to confirm the genuineness of instructions, then we may be liable for losses due to unauthorized or fraudulent instructions. The company, its transfer agent and investment advisor will not be responsible for any loss due to instructions they reasonably believe are genuine.

(7) All signatures should be exactly as the name appears in the registration. If the owner's name appears in the registration as Mary Elizabeth Jones, she should sign that way and not as Mary E. Jones.

(8) Unusual stock market conditions have in the past resulted in an increase in the number of shareholder telephone calls. If you experience difficulty in reaching us during such periods, you may send your transaction instructions by mail, express mail or courier service, or you may visit one of our Investors Centers. You may also use our Automated Information Line if you have requested and received an access code and are not attempting to redeem shares.

(9) If you fail to provide us with the correct certified taxpayer identification number, we may reduce any redemption proceeds by $50 to cover the penalty the IRS will impose on us for failure to report your correct taxpayer identification number on information reports.

(10) We will perform special inquiries on shareholder accounts. A research fee of $15 per hour may be applied.


20 How to Invest with American Century Investments  American Century Investments



REPORTS TO SHAREHOLDERS

At the end of each calendar quarter, we will send you a consolidated statement that summarizes all of your American Century holdings, as well as an individual statement for each fund you own that reflects all year-to-date activity in your account. You may request a statement of your account activity at any time.

With the exception of most automatic transactions, each time you invest, redeem,
transfer  or  exchange   shares,   we  will  send  you  a  confirmation  of  the
transactions. See the Investor Services Guide for more detail.

Carefully review all the information relating to transactions on your statements and confirmations to ensure that your instructions were acted on properly. Please notify us immediately in writing if there is an error. If you fail to provide notification of an error with reasonable promptness, i.e., within 30 days of non-automatic transactions or within 30 days of the date of your consolidated quarterly statement, in the case of automatic transactions, we will deem you to have ratified the transaction.

No later than January 31st of each year, we will send you reports that you may use in completing your U.S. income tax return. See the Investor Services Guide for more information.

Each year, we will send you an annual and a semiannual report relating to your fund, each of which is incorporated herein by reference. The annual report includes audited financial statements and a list of portfolio securities as of the fiscal year end. The semiannual report includes unaudited financial statements for the first six months of the fiscal year, as well as a list of portfolio securities at the end of the period. You also will receive an updated prospectus at least once each year. Please read these materials carefully, as they will help you understand your fund.


EMPLOYER-SPONSORED RETIREMENT
PLANS AND INSTITUTIONAL ACCOUNTS

Information  contained in our Investor  Services Guide pertains to  shareholders
who  invest   directly   with   American   Century   rather   than   through  an
employer-sponsored retirement plan or through a financial intermediary.

If you own or are considering purchasing fund shares through an employer-sponsored retirement plan, your ability to purchase shares of the fund, exchange them for shares of other American Century funds, and redeem them will depend on the terms of your plan.

If you own or are considering purchasing fund shares through a bank, broker-dealer, insurance company or other financial intermediary, your ability to purchase, exchange and redeem shares will depend on your agreement with, and the policies of, such financial intermediary.

You may reach one of our Institutional Service Representatives by calling 1-800-345-3533 to request information about our funds and services, to obtain a current prospectus or to get answers to any questions about our funds that you are unable to obtain through your plan administrator or financial intermediary.


Prospectus                   How to Invest with American Century Investments  21



ADDITIONAL INFORMATION YOU SHOULD KNOW


SHARE PRICE
WHEN SHARE PRICE IS DETERMINED

The price of your shares is also referred to as their net asset value. Net asset value is determined by calculating the total value of the Fund's assets, deducting total liabilities and dividing the result by the number of shares outstanding. For all American Century funds except the American Century Target Maturities Trust, net asset value is determined at the close of regular trading on each day that the New York Stock Exchange is open, usually 3 p.m. Central time. Net asset value for the Target Maturities is determined one hour prior to the close of the Exchange.

Investments and requests to redeem or exchange shares will receive the share price next determined after receipt by us of the investment, redemption or exchange request. For example, investments and requests to redeem or exchange shares of a fund received by us or one of our agents before the net asset value of the fund is determined, are effective on, and will receive the price determined, that day. Investment, redemption and exchange requests received thereafter are effective on, and receive the price determined on, the next day the Exchange is open.

Investments are considered received only when payment is received by us. Wired funds are considered received on the day they are deposited in our bank account if they are deposited before the net asset value is determined.

Investments by telephone pursuant to your prior authorization to us to draw on your bank account are considered received at the time of your telephone call.

Investment and transaction instructions received by us on any business day by mail before the net asset value is determined will receive that day's price. Investments and instructions received after that time will receive the price determined on the next business day.

If you invest in fund shares through an employer-sponsored retirement plan or other financial intermediary, it is the responsibility of your plan record-keeper or financial intermediary to transmit your purchase, exchange and redemption requests to the fund's transfer agent prior to the applicable cut-off time for receiving orders and to make payment for any purchase transactions in accordance with the fund's procedures or any contractual arrangement with the fund or the fund's distributor in order for you to receive that day's price.


HOW SHARE PRICE IS DETERMINED

The valuation of assets for determining net asset value may be summarized as follows:

Portfolio securities of the fund, except as otherwise noted, listed or traded on a domestic securities exchange are valued at the last sale price on that exchange. Portfolio securities primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on the exchange where primarily traded. If no sale is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are priced at the mean of the latest bid and asked prices, or at the last sale price. When market quotations are not readily available, securities and other assets are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Trustees.


WHERE TO FIND INFORMATION ABOUT SHARE PRICE

The net asset value of the fund is published in leading newspapers daily. The net asset value of, as well as yield information on the fund and other funds in the American Century family of funds, may be obtained by calling us or by accessing our Web site at www.americancentury.com.


22 Additional Information You Should Know           American Century Investments


DISTRIBUTIONS

Distributions from net investment income are declared and paid quarterly. Distributions from net realized securities gains, if any, generally are declared and paid once a year, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act.

You will begin to participate in the distributions the day after your purchase is effective. See "When Share Price is Determined," page 22. If you redeem shares, you will receive the distribution declared for the day of the redemption. If all shares are redeemed, the distribution on the redeemed shares will be included with your redemption proceeds.

Participants in employer-sponsored retirement or savings plans must reinvest all distributions. For shareholders investing through taxable accounts, distributions will be reinvested unless you elect to receive them in cash. Distributions of less than $10 generally will be reinvested. Distributions made shortly after a purchase by check or ACH may be held up to 15 days. You may elect to have distributions on shares held in Individual Retirement Accounts and 403(b) plans paid in cash only if you are at least 591/2 years old or permanently and totally disabled. Distribution checks normally are mailed within seven days after the record date. Please consult our Investor Services Guide for further information regarding your distribution options.

A distribution on shares of a fund does not increase the value of your shares or your total return. At any given time, the value of your shares includes the undistributed net gains, if any, realized by the fund on the sale of portfolio securities and undistributed dividends and interest received, less fund expenses.

Because undistributed gains and dividends are included in the value of your shares prior to distribution, when they are distributed, the value of your shares will be redusced by the amount of the distribution. If you buy your shares through a taxable account just before the distribution, you will pay the full price for your shares and then receive a portion of the purchase price back as a taxable distribution. See "Taxes," this page.


TAXES

The fund has elected to be taxed under Subchapter M of the Internal Revenue Code, which means that to the extent its income is distributed to shareholders, it pays no income taxes.


TAX-DEFERRED ACCOUNTS

If fund shares are purchased through tax-deferred accounts, such as a qualified employer-sponsored retirement or savings plan, income and capital gains distributions paid by the Fund will generally not be subject to current taxation, but will accumulate in your account under the plan on a tax-deferred basis.

Employer-sponsored retirement and savings plans are governed by complex tax rules. If you elect to participate in your employer's plan, consult your plan administrator, your plan's summary plan description, or a professional tax advisor regarding the tax consequences of participation in the plan, contributions to, and withdrawals or distributions from the plan.


TAXABLE ACCOUNTS

If fund shares are purchased through taxable accounts, distributions of net investment income and net short-term capital gains are taxable to you as ordinary income, except as described below. The dividends from net income of the fund do not qualify for the 70% dividends-received deduction for corporations since they are derived from interest income. Distributions from net long-term capital gains are taxable as long-term capital gains regardless of the length of time you have held the shares on which such distributions are paid. However, you should note that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to such shares.

Distributions are taxable to you regardless of whether they are taken in cash or reinvested, even if the value of your shares is below your cost. If you purchase shares shortly before a capital gain distribution, you must pay income taxes on the distribution, even though the value of your investment (plus cash received, if any) will not have increased. In addition, the share price at the time you purchase shares may include unrealized gains in the securities held in the


Prospectus                            Additional Information You Should Know  23


investment portfolio of the fund. If these portfolio securities are subsequently sold and the gains are realized, they will, to the extent not offset by capital losses, be paid to you as a distribution of capital gains and will be taxable to you as short-term or long-term capital gains.

In January of the year following the distribution, if you own shares in a taxable account, you will receive a Form 1099-DIV notifying you of the status of your distributions for federal income tax purposes.

Distributions may also be subject to state and local taxes, even if all or a substantial part of such distribution are derived from interest on U.S. government obligations which, if you received them directly, would be exempt from state income tax. However, most but not all states allow this tax exemption to pass through to Fund shareholders when the Fund pays distributions to its shareholders. You should consult your tax advisor about the tax status of such distributions in your own state.

If you have not complied with certain provisions of the Internal Revenue Code and its Regulations, we are required by federal law to withhold and remit to the IRS 31% of reportable payments (which may include dividends, capital gains distributions and redemptions). Those regulations require you to certify that the Social Security number or tax identification number you provide is correct and that you are not subject to 31% withholding for previous under-reporting to the IRS. You will be asked to make the appropriate certification on your application. Payments reported by us that omit your Social Security number or tax identification number will subject us to a penalty of $50, which will be charged against your account if you fail to provide the certification by the time the report is filed, and is not refundable.

Redemption of shares of the fund (including redemptions made in an exchange transaction) will be a taxable transaction for federal income tax purposes and shareholders will generally recognize a gain or loss in an amount equal to the difference between the basis of the shares and the amount received. Assuming that shareholders hold such shares as a capital asset, the gain or loss will be a capital gain or loss and will generally be long term if shareholders have held such shares for a period of more than one year. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the "wash sale" rules of the Internal Revenue Code, resulting in a postponement of the recognition of such loss for federal income tax purposes.


MANAGEMENT

INVESTMENT MANAGEMENT

The fund is a series of the American Century Manager Funds (the "Trust"), organized as a Massachusetts business trust on July 12, 1994. Under the laws of the Commonwealth of Massachusetts, the Board of Trustees is responsible for managing the business and affairs of the Trust. Acting pursuant to an investment advisory agreement entered into with the Trust, the manager serves as the investment advisor to the fund. Its principal place of business is 1665 Charleston Road, Mountain View, California 94043. The manager has been providing investment advisory services to investment companies and other clients since 1971.

In  June  1995,  American  Century  Companies,   Inc.  ("ACC")  acquired  Benham
Management International, Inc., the then-parent company of the manager. In the acquisition, the manager became a wholly owned subsidiary of ACC.

The manager supervises and manages the investment portfolio of the fund and directs the purchase and sale of its investment securities. It utilizes teams of portfolio managers, assistant portfolio managers and analysts acting together to manage the assets of the fund. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the funds' portfolios as they deem appropriate in pursuit of the funds' investment objective. Individual portfolio manager members of the team may also adjust portfolio holdings of a fund or of sectors of a fund as necessary between team meetings.

The portfolio manager members of the teams managing the fund described in this Prospectus and their work experience for the last five years are as follows:

Jeffrey Tyler, Senior Vice President, has been primarily responsible for the day-to-day management of the fund since December 1994. Mr. Tyler heads the manager's fixed income portfolio department and joined the manager in 1987. Mr. Tyler has a bachelor's degree in Business Economics from the University of


24 Additional Information You Should Know           American Century Investments



California at Santa Barbara and a Master of Management degree in Finance and Economics from Northwestern University.

Dong Zhang, Portfolio Manager, has been responsible for the equity investments of the fund since June 1996. Mr. Zhang joined the manager in 1993 and received his Ph.D. in Physics from Stanford University.

Brian Howell, Portfolio Manager, has been a member of the portfolio management team that manages the fund since June 1996. Mr. Howell joined the manager in 1987 as a research analyst and was promoted to his current position in January 1994.

The activities of the manager are subject only to direction of the Trust's Board of Trustees. For the services provided to the funds, the manager receives an annual fee which cannot exceed 0.65% of average daily net assets. The manager's fee drops to a marginal rate of 0.27% of average daily net assets as the Trust's assets increase.


CODE OF ETHICS

The Trust and the manager have adopted a Code of Ethics, that restricts personal investing practices by employees of the manager and its affiliates. Among other provisions, the Code of Ethics requires that employees with access to information about the purchase or sale of securities in the funds' portfolios obtain preclearance before executing personal trades. With respect to Portfolio Managers and other investment personnel, the Code of Ethics prohibits acquisition of securities in an initial public offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to ensure that the interests of the fund shareholders come before the interests of the people who manage those funds.


TRANSFER AND ADMINISTRATIVE SERVICES

American Century Services Corporation, 4500 Main Street, Kansas City, Missouri, 64111, (the "transfer agent") acts as transfer agent and dividend-paying agent for the fund. It provides facilities, equipment and personnel to the fund and is paid for such services by the fund. For administrative services, the fund pays the transfer agent a monthly fee equal to its pro rata share of the dollar amount derived from applying the average daily net assets of all of the funds managed by the manager. The administrative fee rate ranges from 0.11% to 0.08% of average daily net assets, dropping as assets managed by the manager increase. For transfer agent services, the fund pays the transfer agent a monthly fee for each shareholder account maintained and for each shareholder transaction executed during that month.

The fund charges no sales commissions, or "loads," of any kind. However, investors who do not choose to purchase or sell fund shares directly from the transfer agent may purchase or sell fund shares through registered broker-dealers and other qualified service providers, who may charge investors fees for their services. These broker-dealers and service providers generally provide shareholder, administrative and/or accounting services which would otherwise be provided by the transfer agent. To accommodate these investors, the manager and its affiliates have entered into agreements with some broker-dealers and service providers to provide these services. Fees for such services are borne normally by the fund at the rates normally paid to the transfer agent, which would otherwise provide the services. Any distribution expenses associated with these arrangements are borne by the manager.

Certain recordkeeping and administrative services that would otherwise be performed by the transfer agent may be performed by an insurance company or other entity providing similar services for various retirement plans using shares of the fund as a funding medium, by broker-dealers and financial advisors for their customers investing in shares of American Century or by sponsors of multi mutual fund no- or low-transaction fee programs. The manager or an affiliate may enter into contracts to pay them for such recordkeeping and administrative services out of its management fee.

From time to time, special services may be offered to shareholders who maintain higher share balances in our family of funds. These services may include the waiver of minimum investment requirements, expedited confirmation of shareholder transactions, newsletters and a team of personal representatives. Any expenses associated with these special services will be paid by the manager or its affiliates.

The manager and transfer agent are both wholly owned by ACC. James E. Stowers Jr., Chairman of the

Prospectus                             Additional Information You Should Know 25


Board of Directors of ACC, controls ACC by virtue of his ownership of a majority of its common stock.


DISTRIBUTION OF FUND SHARES

The fund's shares are distributed by American Century Investment Services, Inc. (the "Distributor"), a registered broker-dealer and an affiliate of the manager. The manager pays all expenses for promoting and distributing the fund shares offered by this Prospectus. The fund does not pay any commissions or other fees to the Distributor or to any other broker-dealers or financial intermediaries in connection with the distribution of fund shares.


EXPENSES

The fund pays certain operating expenses directly, including, but not limited to: custodian, audit, and legal fees; fees of the independent trustees; costs of printing and mailing prospectuses, statements of additional information, proxy statements, notices, and reports to shareholders; insurance expenses; and costs of registering the fund's shares for sale under federal and state securities laws. See the Statement of Additional Information for a more detailed discussion of independent trustee compensation.


FURTHER INFORMATION ABOUT AMERICAN CENTURY

The Trust is a diversified, open-end management investment company. Its business and affairs are managed by its officers under the direction of its Board of Trustees.

The principal office of the Trust is American Century Tower, 4500 Main Street, P.O. Box 419200, Kansas City, Missouri 64141-6200. All inquiries may be made by mail to that address, or by telephone to 1-800-345-2021 (international calls:
816-531-5575).

The fund is an individual series of the Trust which issues shares with no par value. Each series is commonly referred to as a fund. Currently, the fund is the only existing series of the Trust. In the event that additional series of the Trust are created, the assets belonging to each series of shares will be held separately by the custodian and in effect each series will be a separate fund.

Each share, irrespective of series, is entitled to one vote for each dollar of net asset value applicable to such share on all questions, except those matters which must be voted on separately by the series of shares affected. Matters affecting only one fund are voted upon only by that fund.

Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes cast in an election of trustees can elect all of the trustees if they choose to do so, and in such event the holders of the remaining votes will not be able to elect any person or persons to the Board of Trustees.

Unless required by the 1940 Act, it will not be necessary for the Trust to hold annual meetings of shareholders. As a result, shareholders may not vote each year on the election of trustees or the appointment of auditors. However, pursuant to the Trust's by-laws, the holders of shares representing at least 10% of the votes entitled to be cast may request that the Trust hold a special meeting of shareholders. The Trust will assist in the communication with other shareholders.

We reserve the right to change any of our policies, practices and procedures described in this Prospectus, including the Statement of Additional Information, without shareholder approval except in those instances where shareholder approval is expressly required.

This Prospectus constitutes an offer to sell securities of the fund only in those states where the fund's shares have been registered or otherwise qualified for sale. The fund will not accept applications from persons residing in states where the fund's shares are not registered.


26 Additional Information You Should Know           American Century Investments


                                     NOTES


Prospectus                                                              Notes 27


                                     NOTES


28 Notes                                            American Century Investments



                                     NOTES


Prospectus                                                              Notes 29



P.O. Box 419200
Kansas City, Missouri
64141-6200

Person-to-person assistance:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-634-4113 or 816-753-1865

Fax: 816-340-7962

Internet: www.americancentury.com


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